COLLATERAL ASSIGNMENT OF PARTNERSHIP INTERESTS

         FOR VALUE RECEIVED, the undersigned, AH NORTH CAROLINA SUBORDINATED, LLC, an Ohio limited liability company (the "Limited Partner"), and AH NORTH CAROLINA CGP, INC., an Ohio corporation (the "General Partner" and together with the Limited Partner, individually, an "Assignor" and together, the "Assignors"), hereby assign and transfer to BROOKDALE LIVING COMMUNITIES OF NORTH CAROLINA, INC. a Delaware corporation (the "Assignee), and do hereby grant to the Assignee a security interest in, all the right, title and interest of the Assignors in, to, under and with respect to the following (the "Assigned Interests"):

         (i) the entire ninety-nine percent (99%) interest of the Limited Partner as a limited partner in AH North Carolina Owner Limited Partnership, an Ohio limited partnership (the "Partnership"), created and existing under the Agreement of Limited Partnership, dated as of June 22, 1998 (the "Partnership Agreement"), between the General Partner and the Limited Partner for which the Certificate of Limited Partnership, dated June 22, 1998, was filed with the Secretary of State of Ohio on June 22, 1998;

         (ii) the entire one percent (1%) interest of the General Partner as a general partner in the Partnership; and

         (iii) all proceeds of any of the foregoing

including, without limitation, the right to receive any and all payments or distributions of any and every kind whatsoever, whether in cash, property or otherwise, at any time made, owing or payable to either of the Assignors, whether on account of its interests in the Partnership or in the nature of a management fee or as a reimbursement for expenses incurred in connection with the management of the Partnership or of any other kind or nature whatsoever, together with, subject to the provisions of Section 4 below, all applicable rights, powers and privileges of the Assignors as partners under and pursuant to the Partnership Agreement (including but not limited to the power to vote, grant or withhold consents, and direct any of the Partnership's actions), as now or hereafter amended.

         This Assignment of the Assigned Interests (this "Assignment") is made and given to secure the full and timely payment and performance of any and all indebtedness and obligations of any and every kind whatsoever of the Assignors to the Assignee, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, under or with respect to (i) the Guaranty, dated as of the date hereof (as amended or modified from time to time, the "Guaranty"), by the Assignors in favor of the Assignee, and (ii) any and all costs, expenses and charges, of any kind whatsoever (including, without limitation, court costs and reasonable attorneys' fees and expenses), paid or incurred by or on behalf of the Assignee in the taking, perfection, maintenance or preservation of the security interest intended to be granted by this Assignment or the priority thereof, or in the preservation, taking or sale of, or in dealing with, the Assigned Interests (all such indebtedness and obligations are referred to collectively herein as the "Secured Indebtedness").

         This Assignment is made on the following additional terms, agreements and conditions:

         1. Each Assignor does hereby irrevocably constitute and appoint the Assignee its true and lawful attorney-in-fact, with full power of substitution, for such Assignor and in its name, place and stead, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable to or in respect to the Assigned Interests, with full power to settle, adjust or compromise any claim thereunder as fully as such Assignor could do, and to endorse or sign the name of such Assignor on all items, instruments and commercial paper given in payment or in part payment thereof, and all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of such Assignor, or otherwise, which the Assignee may deem necessary or appropriate to collect or otherwise realize upon any and all of the Assigned Interests, or effect a transfer thereof pursuant to the Partnership Agreement, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Assignee in and to such Assigned Interests and the security intended to be afforded hereby.

         2. Without limiting the foregoing, each Assignor hereby further covenants that it will, upon request of the Assignee, execute and deliver such further documents and instruments and do and perform such other acts and things (including, without limitation, obtaining such consents hereto, and giving such notices hereof, as the Assignee may reasonably request from time to time) as the Assignee may deem necessary or appropriate to more effectively vest in and secure to the Assignee the Assigned Interests or other rights or interests due or hereafter to become due.

         3. Without the prior written approval of the Assignee, the General Partner shall not, acting on behalf of the Partnership, authorize (a) the payment of any management fee or other compensation to itself or any affiliate,
(b) the reimbursement to itself of any expenses incurred in connection with managing the Partnership and conducting the business of the Partnership, or (c) any Partnership distributions. In the event that the Assignee approves any Partnership distributions, the General Partner shall notify the Partnership to make all such distributions directly to the Assignee. All such distributions by the Partnership at any time received by the Assignee may be retained by the Assignee as additional collateral security hereunder or may be applied by the Assignee to the Secured Indebtedness at such time or times and in such order as the Assignee may deem proper, all in the sole discretion of the Assignee.

         4. (a) Unless and until an Event of Default (as defined in Section 8 below) has occurred and is continuing, and either Assignor shall have received notice in writing from the Assignee, such Assignor shall have the right to exercise its rights, powers and privileges as a partner under and pursuant to the Partnership Agreement (including, but not limited to, the power to vote, grant or withhold consents, and direct any of the Partnership's actions), as now or hereafter amended; provided, however, that nether Assignor shall, without the Assignee's prior written consent, cast any vote or give or grant any consent, waiver or ratification or take any other action which would directly or indirectly (i) authorize or permit the dissolution, liquidation, or sale of the Partnership, the sale or other disposition of any assets of the Partnership or the creation of additional interests in, or the admission of additional Partners in, the Partnership, (ii) have the result of diluting Assignee's rights or the value of the Assigned Interests, (iii) violate or be inconsistent with the terms of this Assignment, the Purchase and Sale Agreement, dated as of the date hereof (the "Purchase Agreement"), between the Partnership and the Assignee or the Development Agreement, dated as of the date hereof (the "Development Agreement"), between the Partnership and the Assignee, (iv) have the effect of materially impairing the position or interests of the Assignee in any manner whatsoever, or (v) authorize the declaration or filing of any voluntary proceedings in bankruptcy, insolvency or reorganization or any assignment for the benefit of creditors with respect to such Assignor or the Partnership. Upon the occurrence and continuance of an Event of Default and notice in writing from the Assignee, all rights, powers and privileges of each Assignor as a partner pursuant to or under the Partnership Agreement shall forthwith cease and thereupon become vested in the Assignee, who shall thereafter have during the continuance of such Event of Default the sole and exclusive authority to exercise such rights, powers and privileges.

                  (b) In no event shall the Assignee be entitled to exercise or deemed to have exercised the rights, powers or privileges of the General Partner as a general partner under the Partnership Agreement except as expressly provided herein.

         5. Upon the occurrence and continuance of an Event of Default, the Assignee, in addition to the rights, powers and authorities to collect the sums assigned hereunder and any other remedies or rights it may have, shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Illinois (regardless of whether such law or a similar law is in effect in the jurisdiction where such rights and remedies are asserted) with respect to the Assigned Interests. Subject to the provisions of Section 11 of this Assignment, all costs and expenses of any kind whatsoever, of collection and enforcement of the Secured Indebtedness or any rights or remedies hereunder (including without limitation, all costs of disposing of the Assigned Interests, together with court costs and reasonable attorneys' fees), or incurred in realizing upon the Assigned Interests or in enforcing this Assignment, shall be paid by the Assignors, shall be deemed to be additional Secured Indebtedness secured hereby, and may be deducted and retained by the Assignee from the proceeds of disposition of the Assigned Interests and applied to the payment and satisfaction of such costs and expenses.

         6. Each Assignor further represents, warrants and covenants to the Assignee as follows:

                  (a) That the Partnership is a valid partnership duly organized and existing under the laws of the State of Ohio and that the Partnership Agreement as heretofore furnished to the Assignee is currently in full force and effect;

                  (b) That each Assignor is a corporation or limited liability company, as applicable, duly organized, validly exiting and in good standing under the laws of the State of Ohio, and has full right, power and authority to make this Assignment; that the execution, delivery and performance of this Assignment have been authorized by all necessary and appropriate corporate or membership actions, as applicable, and do not conflict with any provision of law or of the Partnership Agreement or any agreement binding upon or affecting any of the property of such Assignor or the Partnership; this Assignment is the legal, valid and binding obligation of such Assignor enforceable in accordance with its terms, and that neither the Assigned Interests or any monies or other property distributable in respect thereof are subject to any lien, encumbrance or security interest other than the security interest granted to the Assignee hereunder;

                  (c) That the copy of the Partnership Agreement heretofore delivered to the Assignee is a true, correct and complete copy of the Partnership Agreement, and has not been otherwise amended or modified in any respect, and that such Assignor will not, without the prior written consent of the Assignee, approve, consent to or suffer or permit to be made any amendment or modification to the Partnership Agreement;

                  (d) That such Assignor shall not transfer, assign, pledge or permit any lien, security interest or other encumbrance to exist on, the Assigned Interests or any monies or other property distributable in respect thereof; and

                  (e) That, without the prior written approval of the Assignee, such Assignor shall not permit any amendment to its organizational documents or the Partnership Agreement, or enter into any agreement binding upon such Assignor (other than this Assignment and the Guaranty).

         7. In addition to, and not in derogation or limitation of, any other provision of this Assignment, each Assignor hereby: (i) subordinates to the rights and interests of the Assignee hereunder (the "Assignee's Interests") any and all security interests, pledges, collateral interests, and rights of any kind whatsoever to any of all of the interests in the Partnership which such Assignor may have now or hereafter (the "Subordinated Interests"), howsoever created or arising (including, without limitation, such security interests as such Assignor may have pursuant to the provisions of the Partnership Agreement); and (ii) agrees not to take any action to enforce any right or remedy relating to any of the Subordinated Interests (except any action for the benefit of such Assignee which the Assignee approves in writing) until this Assignment to the Assignee has terminated and all of the Secured Indebtedness has been satisfied in full.

         8. The occurrence of any of the following events or conditions shall be an "Event of Default" hereunder:

                  (a) Nonpayment of any of the Secured Indebtedness when due, whether by acceleration or otherwise;

                  (b) Nonpayment or nonperformance by either Assignor of any of its obligations under the Guaranty;

                  (c) Any representation or warranty made by either Assignor herein is untrue, or any schedule, statement, report or writing furnished by or on behalf of either Assignor to the Assignee is untrue in any material respect;

                  (d)  Default  in  or   nonperformance   of  either  Assignor's
         agreements herein set forth;

                  (e) The occurrence of an "Event of Default" as defined in the Note, dated the date hereof, of the Partnership payable to the order of the Assignee in the amount of $1,902,776.97;

                  (f) The occurrence of an "Event of Default" as defined in the Development Agreement, dated as of the date hereof, between the Partnership and the Assignee; or

                  (g) The default by the Partnership in any of its obligations under the Purchase and Sale Agreement, dated as of the date hereof, between the Partnership and the Assignee.

         9. Any notices required or permitted to be sent hereunder shall be delivered personally or by telecopier (with answer back acknowledged) or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, upon receipt with answer back acknowledged, if delivered by telecopier, three (3) business days after mailing, if mailed, or one business day after delivery to the courier, if delivery by overnight courier service:

 If to the
      Limited Partner:                  AH North Carolina Subordinated, LLC
                                        320 King of Prussia Road, Ste. 160
                                        Radnor, PA  19087
                                        Attn: David B. Fenkell
                                        Fax: (610) 902-0777

      With a copy to:                   Squire, Sanders & Demsey
                                        1300 Huntington Center
                                        41 South High Street
                                        Columbus, Ohio 43215
                                        Attn: Scott West, Esq.
                                        Facsimile: (614) 365-2499

If to the
      General Partner:                  AH North Carolina CGP, Inc.
                                        320 King of Prussia Road, Ste. 160
                                        Radnor, PA  19087
                                        Attn: David B. Fenkell
                                        Fax: (610) 902-0777

      With a copy to:                   Squire, Sanders & Demsey
                                        1300 Huntington Center
                                        41 South High Street
                                        Columbus, Ohio 43215
                                        Attn: Scott West, Esq.
                                        Facsimile: (614) 365-2499

  If to the
      Assignee:                         Brookdale Living Communities of
                                        North Carolina, Inc.
                                        c/o Brookdale Living Communities, Inc.
                                        77 West Wacker Drive, Suite 4400
                                        Chicago, Illinois 60601
                                        Attn: Darryl W. Copeland, Jr.
                                        Fax:  (312) 977-3692



      with a copy to:                   Brookdale Living Communities, Inc.
                                        77 West Wacker Drive, Suite 4400
                                        Chicago, Illinois 60601
                                        Attn: Robert J. Rudnik
                                        Fax: (312) 977-3769

      and to:                           Winston & Strawn
                                        35 West Wacker Drive
                                        Chicago, Illinois 60601
                                        Attn:  Wayne D. Boberg
                                        Fax:   (312) 558-5700

         10. The satisfaction or discharge of any part of the Secured Indebtedness shall not in any way satisfy or discharge this Assignment, but this Assignment shall remain in full force and effect as long as any amount remains unpaid or any obligation remains unperformed on or with respect to any such Secured Indebtedness. This Assignment shall be binding upon the rights of the Assignors with respect to the Partnership and not an assignment of any duties, obligations or liabilities of the Assignors with respect thereto or for any obligation of the Partnership; and by its acceptance hereof, the Assignee does not undertake to perform or discharge, and shall not be responsible or liable for the discharge of any such duties, responsibilities, obligations or liabilities.

         11.  The  Assignee's   recourse  for  the  collection  of  the  Secured
Indebtedness shall be limited solely and exclusively to the collateral covered hereby, and no deficiency judgment shall be brought or entered into against either Assignor or its officers, directors, members, partners, managers, shareholders, incorporators or agents, and no judgment shall be subject to execution upon, or a lien against any property of, either Assignor or its officers, directors, members, partners, managers, shareholders, incorporators or agents, other than the collateral covered hereby.

         12. The Assignee may assign or transfer its rights under this Assignment.

         13. No delay on the part of the Assignee in the exercise of any right or remedy will operate as a waiver thereof, and no single or partial exercise by the Assignee of any right or remedy will preclude other or further exercise thereof or the exercise of any other right or remedy; nor will any modification or waiver of any of the provisions of this Assignment be binding upon the Assignee except as expressly set forth in a writing duly signed and delivered on behalf of the Assignee.

         14. Wherever possible, each provision of this Assignment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment.

         15. Section captions used in this Assignment are for convenience only, and do not affect the construction of this Assignment.

         16. TO INDUCE THE ASSIGNEE TO ACCEPT THIS ASSIGNMENT, THE ASSIGNORS IRREVOCABLY AGREE THAT, SUBJECT TO THE ASSIGNEE'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF, FROM OR RELATED TO THIS ASSIGNMENT WILL BE LITIGATED IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS. THE ASSIGNORS HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVE PERSONAL SERVICE OF PROCESS UPON THE ASSIGNORS, AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO THE ASSIGNORS AT THE ADDRESSES STATED ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

         17. THE ASSIGNORS HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS ASSIGNMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE ASSIGNORS AGREE THAT THEY WILL NOT ASSERT ANY CLAIM AGAINST THE ASSIGNEE ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

         18. This Assignment has been delivered at Chicago, Illinois, and shall be governed by and construed in accordance with the laws of the State of Illinois (without giving effect to principles of conflicts of law).

         19. This Assignment may be transmitted via telecopy and shall be deemed original for all purposed. This Assignment may be executed in counterparts.

         IN WITNESS WHEREOF, the Assignors have caused this Assignment to be executed as of the 30th day of June, 1998.

            AH NORTH CAROLINA SUBORDINATED, LLC

                By: AH NORTH CAROLINA
                INVESTOR, INC., its manager

                By:
                Name: David B. Fenkell
                Title: President

            AH NORTH CAROLINA CGP, INC.

            By:
            Name: David B. Fenkell
            Title:  President
Accepted:
Brookdale Living Communities
     of North Carolina, Inc.

By:
Name:  Darryl W. Copeland, Jr.
Title:  President